                                                                    Exhibit 99.1


                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Financial Services Inc.          Case No. 03-12657 (MFW)
                                           Reporting Period: 11/01/03 - 11/30/03

                            MONTHLY OPERATING REPORT
                File with Court and submit copy to United States
                   Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.


                                                                                                  DOCUMENT             EXPLANATION
REQUIRED DOCUMENTS                                                           FORM NO.             ATTACHED               ATTACHED
------------------                                                           --------             --------               --------
Schedule of Cash Receipts and Disbursements                                  MOR - 1A                x
    Bank Reconciliations (or copies of Debtor's bank reconciliations)        MOR - 1B                x
Statement of Operations                                                      MOR - 2
Balance Sheet                                                                MOR - 3
Status of Postpetition Taxes                                                 MOR - 4                 x
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                            x
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                                   x
Summary of Unpaid Postpetition Debts                                         MOR - 4                 x
    Listing of aged accounts payable                                                                 x
Accounts Receivable Aging                                                    MOR - 5                 x
Debtor Questionnaire                                                         MOR - 5                 x


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


RESPONSIBLE PARTY:


/s/ Mark E. Toney                          Chief Executive Officer
---------------------------------------    -------------------------------------
Signature of Responsible Party             Title


Mark E. Toney                              12/22/2003
---------------------------------------    -------------------------------------
Printed Name of Responsible Party          Date


PREPARER:


/s/ John P. Boyle                          Chief Accounting Officer
---------------------------------------    -------------------------------------
Signature of Preparer                      Title


John P. Boyle                              12/22/2003
---------------------------------------    -------------------------------------
Printed Name of Preparer                   Date

IN RE DVI FINANCIAL SERVICES INC.
CASE NUMBER: 03-12657 (MFW)                REPORTING PERIOD: 11/01/03 - 11/30/03


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)


                                                             CURRENT MONTH                 CUMULATIVE FILING TO DATE
                                                ------------------------------------       -------------------------
                                                    Debtor               Non-Debtor (m)              Actuals
                                                    ------               --------------              -------
CASH BEGINNING                                       2,657                    6,318                      7,565
                                                   -------                   ------                    -------
RECEIPTS (b)

Owned Domestic Lease Payments                        8,943                       --                     14,385
Securitization Collections / (Transfers) (a)            --                   60,092                    161,247
Repayment From / (To) Trusts (c)                        --                   (1,030)                        89
Owned International Lease Payments (d)                 932                       --                      5,736
International Bank Transfers In (n)                    186                       --                      1,049
Receipts on Behalf of Affiliates                     1,000                       --                      2,064
DIP Advances                                         3,750                       --                      7,107
Other Receipts (e)                                   1,284                       --                      2,996
                                                   -------                   ------                    -------
TOTAL RECEIPTS                                      16,095                   59,062                    194,673
                                                   -------                   ------                    -------

DISBURSEMENTS

Payroll (f)(g)                                        (622)                      --                     (2,630)
Benefits (f)(g)                                       (109)                      --                       (349)
Building Costs (h)                                     (27)                      --                       (518)
Equipment Costs                                       (216)                      --                       (644)
Auto, Travel & Entertainment                           (33)                      --                        (85)
Outside Services (i)                                   (76)                      --                       (189)
Sales & Use Taxes                                      (54)                      --                     (1,267)
Debt Repayment to Banks (d)(j)                        (805)                      --                     (3,463)
International Bank Transfers Out (n)                   (37)                      --                     (2,920)
Servicer Disbursements (a)                              --                  (55,219)                  (155,121)
Payments on Behalf of Affiliates (k)                  (418)                      20                     (1,514)
Other Expense (l)                                     (158)                      --                       (446)

DIP Repayments                                     (10,056)                      --                    (15,312)
DIP Fees                                               (31)                      --                       (158)
Professional Fees                                   (2,336)                      --                     (3,667)
U.S. Trustee Quarterly Fees                             --                       --                         --
                                                   -------                   ------                    -------

TOTAL DISBURSEMENTS                                (14,978)                 (55,199)                  (188,282)
                                                   -------                   ------                    -------

NET CASH FLOW                                        1,117                    3,863                      6,391
                                                   -------                   ------                    -------

CASH END OF MONTH                                    3,774                   10,182                     13,956
                                                   -------                   ------                    -------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
QUARTERLY FEES: (FROM CURRENT MONTH
DEBTOR COLUMN)

TOTAL DISBURSEMENTS                                                                                    (14,978)
   Transfers to Debtor in Possession Accounts                                                               --
   Estate Disbursements Made By Outside Sources
   (i.e. from escrow accounts)                                                                              --
   Payments on Behalf of Affiliates (k)                                                                    418
TOTAL DISBURSEMENTS FOR CALCULATING U.S.
TRUSTEE QUARTERLY FEES                                                                                 (14,560)


See footnotes following MOR - 1B.                                       MOR - 1A

IN RE DVI FINANCIAL SERVICES INC.

CASE NUMBER: 03-12657 (MFW)                REPORTING PERIOD: 11/01/03 - 11/30/03


BANK RECONCILIATIONS
(in thousands)

                                                         DEBTOR ACCOUNTS                   NON-DEBTOR ACCOUNTS         CURRENT MONTH
                                              -------------------------------------  --------------------------------  -------------
                                              Debtor Operating    International (p)  Restricted (m)    Lockbox (a)(o)     Actuals
                                              ----------------    -----------------  --------------    --------------     -------
CASH BEGINNING OF MONTH                             1,595                1,062          2,938            3,381               8,976

RECEIPTS (b)

Owned Domestic Lease Payments                       8,943                   --             --               --               8,943
Securitization Collections / (Transfers)(a)            --                   --         18,273           41,819              60,092
Repayment From / (To) Trusts (c)                       --                   --         (1,030)              --              (1,030)
Owned International Lease Payments (d)                 --                  932             --               --                 932
International Bank Transfers In (n)                    --                  186             --               --                 186
Receipts on Behalf of Affiliates                    1,000                   --             --               --               1,000
DIP Advances                                        3,750                   --             --               --               3,750
Other Receipts (e)                                  1,270                   14             --               --               1,284
                                                  -------               ------        -------          -------             -------

TOTAL RECEIPTS                                     14,963                1,132         17,243           41,819              75,157
                                                  -------               ------        -------          -------             -------
DISBURSEMENTS

Payroll (f)(g)                                       (474)                (148)            --               --                (622)
Benefits (f)(g)                                       (93)                 (16)            --               --                (109)
Building Costs (h)                                    (26)                  (1)            --               --                 (27)
Equipment Costs                                      (210)                  (6)            --               --                (216)
Auto, Travel & Entertainment                          (20)                 (13)            --               --                 (33)
Outside Services (i)                                  (75)                  (1)            --               --                 (76)
Sales & Use Taxes                                     (54)                  --             --               --                 (54)
Debt Repayment to Banks (d)(j)                         --                 (805)            --               --                (805)
International Bank Transfers Out (n)                   --                  (37)            --               --                 (37)
Servicer Disbursements (a)                             --                   --        (11,834)         (43,385)            (55,219)
Payments on Behalf of Affiliates (k)                 (418)                  --             20               --                (398)
Other Expense (l)                                    (131)                 (27)            --               --                (158)

DIP Repayments                                    (10,051)                  (5)            --               --             (10,056)
DIP Fees                                              (31)                  --             --               --                 (31)
Professional Fees                                  (2,336)                  --             --               --              (2,336)
U.S. Trustee Quarterly Fees                            --                   --             --               --                  --
                                                  -------               ------        -------          -------             -------

TOTAL DISBURSEMENTS                               (13,919)              (1,059)       (11,814)         (43,385)            (70,177)
                                                  -------               ------        -------          -------             -------

NET CASH FLOW                                       1,044                   73          5,429           (1,566)              4,980
                                                  -------               ------        -------          -------             -------

CASH END OF MONTH                                   2,639                1,135          8,367            1,815              13,956
                                                  -------               ------        -------          -------             -------

BANK BALANCE                                       11,269                1,135             --            1,824              14,229
   Deposits in Transit                                 --                   --             --             (100)               (100)
   Outstanding Checks                                (264)                  --             --               --                (264)
   Non-Debtor Funds in Debtor Accounts (m)         (8,367)                  --          8,367               --                  --
   Other (q)                                           --                   --             --               91                  91
ADJUSTED BANK BALANCE                               2,639                1,135          8,367            1,815              13,956


See footnotes on following page.                                        MOR - 1B

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 11/01/03 - 11/30/03
CASE NUMBER: 03-12657 (MFW)

MOR 1-A & 1-B FOOTNOTES (all $ amounts in thousands)

      (a) Checks received at the Debtor-owned US Bank 7074 lockbox are comprised of both securitized and Debtor-owned contract payments. Securitization-related wires received at the Fleet 6540 account are transferred to the respective securitization trust lockboxes. Customers route their contract payments to 7074 where they are sorted according to the ownership of the related contract. US Bank automatically transfers contract payments that can be identified from lockbox 7074 to a series of other US Bank lockboxes for each of the securitized pools, on the day the funds are received without any control or intervention by DVI Financial Services, Inc. (DFS), case #03-12657. In contrast, certain remittances cannot be immediately identified or belong to DFS and require intervention by DFS to identify and transfer the funds normally within 24 hours (trust agreements permits 48 hours) of their receipt. Funds belonging to DFS are sent to the Fleet operating account (6540).

      (b) The continued collection of cash for all contracts serviced by DFS, on its own behalf (approximately 600) and for the securitized contracts (approximately 12,000), as well as international (approximately 1,500) non-Debtor contracts owned by individual securitizations remains a priority. DFS's collection effort for its equipment contracts centers on its Info Lease portfolio management software. DFS maintains its entire portfolio on Info Lease - except for the $40,000 Italian portfolio that resides on its own software. DFS's retail equipment business (large-ticket) employs 3 full-time collectors. DFS's small-ticket operation maintains a separate team of collectors, which has been recently augmented with the addition of four collectors from a third party. The accounts of DVI Business Credit Corporation (BC), case #03-12658, customers are maintained on Stucky - a software system designed to handle the management of revolving lines of credit secured by receivables. In-country personnel pursue collections of amounts due from customers outside the United States. The planned sale of substantially all of DVI Inc.'s (DVI), case #03-12656, European and Asian portfolios will eliminate the need to maintain a collection infrastructure in those countries. The asset workout specialists who pursue the more difficult delinquent situations reinforce the collectors in all businesses. DFS refers the most challenging situations to outside counsel. DFS has recently accelerated the issuance of default letters and other procedures, as a result of increased delinquencies subsequent to its bankruptcy filing.

      (c) DFS services the portfolio of 9 securitizations. It provides the securitization trustee each month with a servicer report that accounts for changes in the portfolio, including those arising from the collection of cash. DFS, on a daily basis, remits funds collected during the month to the trustee. The trustee then makes disbursements to each securitization's note holders on the basis of information contained in the servicing report. DFS has been required in the past to augment funds collected from customers by remitting to the trustee funds from DFS's own account in amounts representing shortages arising from the delinquency of certain contracts. The repayment of these "servicer advances" is given a priority in the subsequent month's servicing report. As a result of DFS's bankruptcy filing, DFS no longer makes servicer advances. The trustee has notified the note holders that an amortizing event may have occurred, and has confined distributions to the payment of interest. Principal payments to the note holders are being delayed, as well as repayment of DFS's servicer advances (which are passthrough payments), late fees, and payment of servicing fees. DFS pays customer sales taxes and continues to be reimbursed by the trustee the subsequent month for the collected taxes which are remitted to the pools. During the month the Debtor transferred $1,030 of repayments collected in October 2003 to sales tax escrow accounts and trust accounts.

      (d) DFS has international branches in the United Kingdom and Turkey. Both branches have lease receivables from customers and debt payable to local banks. In November, $932 of customer payments were received in the Debtors bank accounts (see footnote j).

      (e) The $1,284 of other receipts consists of sales of repossessed medical equipment inventory - $1,270 and International - $14.

      (f) The number of employees at the end of the period as compared to pre-petition:

July                  231
November               81

      (g) The Debtor's domestic benefit-to-payroll relationship is 19.7% for DFS. Excluding non-recurring benefits such as COBRA for terminated employees, the adjusted domestic DFS benefit-to-payroll relationship is 14.2%.

      (h) Building costs of $27 consist of the following: Jamison office - $29, Chicago SPG office - $2, California office $3, International - $1 and other miscellaneous utilities, storage, etc - $1. Allocation to BC - ($9).

      (i) Outside services costs of $76 are comprised of the following: bankruptcy noticing - $7, workout/collections consultants - $33, credit system (Lexis Nexis) - $30, payroll processing - $3, miscellaneous - $5 and International - $1. Allocation to BC - ($3).

      (j) Certain foreign banks directed DFS foreign lessees to make payments directly to foreign banks which has resulted in the paydown of senior secured pre-petition debt owed to these foreign banks.

            Principal and interest payments totaling $805 were made during November. Please see the table below for detail of principal payments and the November ending balances (note that ending balances are affected by currency translation).

                                    NOVEMBER          ENDING
BANK                               PRINCIPAL          BALANCE
NAME             COUNTRY           REPAYMENTS       NOV 30, 2003
----             -------           ----------       ------------
ING           United Kingdom               --                850
Isbank        Turkey                       --              9,768
Oyak          Turkey                        9              5,217
Lombard       United Kingdom              796       $     10,814
                                   ----------
                                   $      805
                                   ==========

      (k) The $418 paid by DFS on behalf of BC consists of the allocation of Jamison-based costs totaling $101, and the direct payment of BC invoices $317. Furthermore, DFS received $20 on behalf of MSF (a non-Debtor entity) during the period.

      (l)   Other expenses of $158 are comprised of the following: bank charges
            - $46, electronic data processing - $22, SEC filing services - $16, temporary staffing - $13, security - $10, insurance - $7, supplies - $9, International - $27 and other miscellaneous of $27. Allocation to BC - ($19).

      (m) Securitization collections and servicer disbursements are non-Debtor restricted funds passing through an unrestricted collection account (No. 6540). Procedures are in place to sweep these funds to the appropriate place in a timely manner.

      (n) Transfers of $186 were received in the international branch accounts during November. These balances are primarily generated from transfers between the Debtor and non-Debtor foreign subsidiaries.

            Transfers of $37 were paid out of the international branch accounts during November. These balances are primarily generated from transfers between the Debtor and non-Debtor foreign subsidiaries.

      (o) All routine monthly customer receipts flow through this US Bank lockbox account (No. 7074). There are no journal entries required for non-Debtor funds that are automatically transferred to the proper securitization lockbox by US Bank because both the credit (customer account) and debit (proper lockbox) for the initial entry are known at the time of the daily lease system report. There is no need to record an entry showing that those funds made a temporary stop in the 7074 account for a few hours before they were automatically transferred.

            The amounts appearing below (including the $1,815 ending balance), reflect funds for 1) those non-Debtor funds where intervention by DFS was necessary, and 2) Debtor-owned contracts. In both instances, the debit (receipt) is necessary to offset the credit to the customer account in the daily lease system report. DFS needs 24 hours to identify the proper lockbox for non-Debtor funds and book a credit (transfer out). Similarly, when the Debtor-owned funds are transferred from 7074 to Fleet bank account (6540), a credit (transfer out) is booked.

              TRANSFER OUT       RECEIVED       BANK BALANCE
              ------------       --------       ------------
OCT. 31                                                3,381
Nov. 3                  (0)         2,037              5,418
Nov. 4              (1,824)           741              4,335
Nov. 5                  (0)         2,678              7,014
Nov. 6              (3,202)         1,328              5,139
Nov. 7              (1,402)           256              3,993
Nov. 10             (2,923)         1,683              2,754
Nov. 11                 (0)         2,357              5,111
Nov. 12               (401)           575              5,285
Nov. 13             (4,274)           475              1,486
Nov. 14               (658)           175              1,003
Nov. 17               (466)         2,761              3,298
Nov. 18               (393)         1,286              4,190
Nov. 19             (3,038)         1,047              2,199
Nov. 20             (1,726)           209                683
Nov. 21                (34)           309                958
Nov. 24               (284)         1,194              1,868
Nov. 25               (525)           691              2,034
Nov. 26             (1,127)           800              1,707
Nov. 28                (13)           121              1,815
NOV. 30                                                1,815

      (p)   Accounts for international branches of DFS (see footnote d).

      (q)   Primarily returned wires and checks.

In re DVI Financial Services Inc.        Case No. 03-12657 (MFW)
                                         Reporting Period:   11/01/03 - 11/30/03


                        STATUS OF POSTPETITION TAXES (a)
(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.


                                         Beginning      Amount                      Ending
                                            Tax       Withheld or     Amount         Tax
                                         Liability      Accrued        Paid        Liability
                                         ---------      -------        ----        ---------
FEDERAL
Withholding                                   --           80           (80)           --
FICA-Employee                                 --           27           (27)           --
FICA-Employer (b)                             --           27           (27)           --
Unemployment                                  --           --            --            --
Income (c)(d)                             74,967         (350)          135        74,752
Other                                         --           --            --            --
    Total Federal Taxes                   74,967         (216)            1        74,752
STATE AND LOCAL
Withholding                                   --           18           (18)           --
Sales (b)                                  3,646          511          (585)        3,572
Excise                                        --           --            --            --
Unemployment                                  --           --            --            --
Real Property                                 --           --            --            --
Personal Property                             --           --            --            --
Florida Doc Stamp                             --           --            --            --
Franchise                                     --           --            --            --
Other: Local Income Tax Withholding           --            4            (4)           --
    Total State and Local                  3,646          533          (607)        3,572
TOTAL TAXES                               78,613          317          (606)       78,323


                      SUMMARY OF UNPAID POSTPETITION DEBTS
(in thousands)

ACCOUNTS PAYABLE AGING                                          AMOUNT
----------------------                                          ------
Current                                                            579
0 - 30 days                                                         --
31 - 60 days                                                        --
61 - 90 days                                                        --
91+ days                                                            --
TOTAL ACCOUNTS PAYABLE                                             579


Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


See footnotes on following page.                                           MOR-4

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 11/01/03 - 11/30/03
CASE NUMBER: 03-12657 (MFW)

MOR 4 FOOTNOTES

      (a) The Debtor routinely pays sales and use taxes to hundreds of local, county, state and other authorities each period. Additionally, the Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.

      (b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities. Amounts collected and remitted in any reporting period will vary due to variations in sales tax reporting periods and filing due dates.

      (c) Deferred taxes on income result from temporary differences between the reporting of income for financial statement and tax reporting purposes. Such differences arise principally from recording gains on sales of financing transactions, provision for losses on receivables, valuation allowances and lease transactions in which the operating lease method of accounting is used for tax purposes and the financing lease method is used for financial statement purposes. Under the operating lease method, leased equipment is recorded at cost and depreciated over the useful life of the equipment, and lease payments are recorded as revenue when earned.

      (d) Includes non-Debtor transfer of tax benefit to DVI Financial Services, Inc. from subsidiaries.

In re DVI Financial Services Inc.          Case No. 03-12657 (MFW)
                                           Reporting Period: 11/01/03 - 11/30/03


                            ACCOUNTS RECEIVABLE AGING

(in thousands)


                                           DEBTOR      NON-DEBTOR
ACCOUNTS RECEIVABLE AGING (a)(b)(c)        AMOUNT        AMOUNT
-----------------------------------        ------        ------
0 days old                                 102,850      419,864
1 - 30 days old                              9,253       34,861
31 - 60 days old                            23,744       21,155
61 - 90 days old                            26,226        5,577
91- 120 days old                            12,586       12,047
+ Over 121 days                             49,457       42,968
Total Accounts Receivable                  224,116      536,473


                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                          YES    NO
----------------------------                                          ---   ---
1.   Have any assets been sold or transferred outside the normal course of business this reporting period?
     If yes, provide an explanation below.                                   X

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period?
     If yes, provide an explanation below.                                   X

3.   Have all postpetition tax returns been timely filed?
     If no, provide an explanation below.                              X

4.   Are workers compensation, general liability and other necessary insurance coverages in effect?
     If no, provide an explanation below.                              X

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(a) Amounts appearing in each of the delinquency categories represent the contracts' total remaining principal balance. The contract amounts appearing in the Accounts Receivable Aging Schedule consist of both owned ($224.1 million) and securitized contracts ($536.5 million). Under the relevant agreements, the Debtor's obligors generally are considered late if payment on a contract has not been received when due. Default on contracts results in acceleration of all remaining payments.

(b) At the inception of individual contracts, scheduled future payments are established for their entire term and recorded in our asset management system. The combined (principal and interest) scheduled payment for Debtor-owned contracts would approximate $4.0 million for the month immediately following the period covered by this report. That amount will fluctuate in subsequent months as various large end-of-term payments come due. Due to a variety of collection difficulties the Debtor is currently encountering with its customers as a result of Chapter 11, the anticipated actual collections next month will vary significantly from those originally scheduled at each contract's inception.

(c) Only includes receivables assets that represent amounts due from customers, not items such as certain accruals required under FAS 140 that are not amounts due from customers.


                                                                           MOR 5

DVI Financial Services Inc.
Case No. 03-12657 (MFW)
Reporting Period:   11/01/03 - 11/30/03



                           DVI FINANCIAL SERVICES INC.
                                  TAX AFFIDAVIT

To the best of my knowledge, DVI Financial Services Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court as well as $3.6 million of pre-petition sales and use tax liabilities which have been authorized but for which sufficient funds are not yet available.

  12/22/2003                              /s/ John P. Boyle
---------------------------------         --------------------------------------
              Date                        Signature of Responsible Party
                                          John P. Boyle